18630 Crosstimber

San Antonio, TX 78258

281-702-2137 (P)

866-862-1719 (F)

August 16, 2017

Securities and Exchange Commission 450 Fifth Street, N.W. Judiciary Plaza Washington, D.C. 20548	VIA EDGAR

Attn: Division of Investment Management

Re:	American Pension Investors Trust, File Nos. 811-04262 and 002-96538

Ladies and Gentlemen:

Pursuant to the requirements of Rule 497 promulgated under the Securities Act of 1993, as amended, we are, on behalf of American Pension Investors Trust (the “Trust”), filing the attached document solely for the purpose of filing required XBRL searchable format information as required by applicable rule. This filing relates to the document filed by the Trust pursuant to Rule 497 on June 21, 2017. We represent that the filing otherwise fulfills all requirements specified in paragraph (b)(1) of Rule 485(b), and that no material event requiring disclosure in the prospectus, other than those listed in paragraph (b)(1) of Rule 485(b), or one for which the Commission has approved a filing under paragraph (b)(1)(vii) of the Rule, has occurred since the effective date of the Trust’s most recent post-effective amendment to its registration statement which included a prospectus.

This filing contains conformed signature pages, the manually signed originals of which are maintained at the offices of the Trust. Please direct any comments regarding the filing to me at the above-listed address and phone number. Thank you for your consideration.

Sincerely,

DRAKE COMPLIANCE, LLC

/s/ David D. Jones
DAVID D. JONES